Exhibit 99.1

ASPIRE BIOPHARMA ANNOUNCES $21 MILLION PRIVATE PLACEMENT BY SELECT INVESTORS, STRENGTHENING BALANCE SHEET, CAPITAL POSITION, AND FORTIFYING SHAREHOLDER EQUITY TO MEET NASDAQ REQUIREMENTS

ESTERO, FL / February 11, 2026 / Aspire Biopharma Holdings, Inc. (Nasdaq: ASBP) (“Aspire” or the “Company”), a biopharmaceutical company developing multi-faceted patent-pending drug delivery technology, today announced that it has entered into a securities purchase agreement on February 6, 2026 (the “Securities Purchase Agreement”) with select institutional and accredited investors (collectively, the “Investors”) for the purchase and sale of up to 26,250 shares of Series A Convertible Preferred Stock (each, a “Preferred Share” and collectively, the “Preferred Shares”), at a purchase price of $800 per Preferred Share. The Preferred Shares are convertible into shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), representing aggregate gross proceeds to the Company of up to $21.0 million, before deducting placement agent fees and other offering expenses (the “Offering”).

Concurrently with the execution of the Securities Purchase Agreement, the Company completed the initial closing (the “Initial Closing”) of the Offering on February 6, 2026, issuing an aggregate of 13,750 Preferred Shares for gross proceeds of $11.0 million, before deducting placement agent fees and other offering expenses and amounts used for the repayment of certain legacy indebtedness. In accordance with the Securities Purchase Agreement, a portion of the proceeds from the initial closing will be used to support the Company’s legacy business operations, fund strategic initiatives and pay offering-related expenses. The second closing of the Offering is expected to occur at a later date and remains subject to the satisfaction of customary closing conditions and the other conditions set forth in the Securities Purchase Agreement, which has been filed with the Securities and Exchange Commission (the “SEC’). Additional information regarding the Offering is available in the Company’s Current Report on Form 8-K filed on February 11, 2026 with the SEC.

The Offering is expected to enable the Company to regain compliance with Nasdaq’s stockholders’ equity listing requirements, representing an important milestone in the Company’s ongoing balance sheet restructuring and positioning the Company to support the continued development of its patent-pending drug delivery technologies.

Following the Initial Closing, the Company expects to significantly reduce its outstanding indebtedness and further strengthen its balance sheet, enhancing financial flexibility and providing additional resources to advance its clinical and development initiatives while supporting long-term shareholder value.

RBW Capital Partners LLC, whose securities and brokerage services are offered through Dawson James Securities, Inc., acted as sole placement agent for the private placement.

The securities being offered and sold by the Company in the Offering have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or state securities laws and may not be offered or sold in the United States absent registration with the SEC or an applicable exemption from such registration requirements. The securities were offered only to accredited investors. The Company has agreed to file one or more registration statements with the SEC covering the resale of the unregistered shares issuable upon the conversion of the Preferred Shares.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy these securities, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

About Aspire Biopharma Holdings, Inc.

Aspire Biopharma has developed a patent-pending sublingual delivery technology that can deliver drugs to the body rapidly and precisely. This technology offers the potential to improve effectiveness and reduce side effects by going directly to the bloodstream and avoiding the gastrointestinal tract. Aspire Biopharma’s delivery technology can be applied to many different active pharmaceutical ingredients (APIs) and other bioactive substances, spanning both small and large molecule therapeutics, nutraceuticals and supplements.

For more information, please visit www.aspirebiolabs.com

Aspire Biopharma Holdings, Inc.

Contact

PCG Advisory
Kevin McGrath
+1-646-418-7002
kevin@pcgadvisory.com

Safe Harbor Statement

This press release contains “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended, which are intended to be covered by the “safe harbor” provisions created by those laws. Aspire’s forward-looking statements include, but are not limited to, statements regarding our or our management team’s expectations, hopes, beliefs, intentions or strategies regarding our future operations. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “contemplate,” “continue,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “will,” “would,” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements represent our views as of the date of this press release and involve a number of judgments, risks and uncertainties. We anticipate that subsequent events an developments will cause our views to change. We undertake no obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. Accordingly, forward-looking statements should not be relied upon as representing our views as of any subsequent date. As a result of a number of known and unknown risks and uncertainties, our actual results or performance may be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause actual results to differ include general market conditions, whether clinical trials demonstrate the efficacy and safety of our drug candidates to the satisfaction of regulatory authorities, or do not otherwise produce positive results which may cause us to incur additional costs or experience delays in completing, or ultimately be unable to complete the development and commercialization of our drug candidates; the clinical results for our drug candidates, which may not support further development or marketing approval; actions of regulatory agencies, which may affect the initiation, timing and progress of clinical trials and marketing approval; our ability to achieve commercial success for our drug candidates, if approved, our limited operating history and our ability to obtain additional funding for operations and to complete the development and commercialization of our drug candidates; that the Company will be able to meet the deadlines or conditions imposed by the Hearings Panel or regain compliance with all applicable requirements for continued listing, and other risks and uncertainties set forth in “Risk Factors” in our most recent Annual Report on Form 10-K and any subsequent Quarterly Reports on Form 10-Q. In addition, statements that “we believe” and similar statements reflect our beliefs and opinions on the relevant subject. These statements are based upon information available to us as of the date of this press release, and while we believe such information forms a reasonable basis for such statements, such information may be limited or incomplete, and our statements should not be read to indicate that we have conducted an exhaustive inquiry into, or review of, all potentially available relevant information. These statements are inherently uncertain, and you are cautioned not to rely unduly upon these statements. All information in this press release is as of the date of this press release. The information contained in any website referenced herein is not, and shall not be deemed to be, part of or incorporated into this press release.

SOURCE: Aspire Biopharma Holdings, Inc.